Exhibit 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Industries' previously filed Form S-8 Registration Statement, No. 33-30619; and Form S-8 Registration Statement, No. 33-30621.

                                              Arthur Andersen LLP

Chicago, Illinois

August 11, 1995